NUMBER
G

# GAIN THERAPEUTICS

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK

CUSIP 36269B 10 5

THIS CERTIFIES THAT:

SPECIMEN - NOT NEGOTIABLE

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.0001 PAR VALUE EACH OF

**GAIN THERAPEUTICS, INC.**

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

GAIN THERAPEUTICS, INC. CORPORATE SEAL 2020 DELAWARE

COUNTERSIGNED:
PHILADELPHIA STOCK TRANSFER, INC.
2320 HAVERFORD RD., SUITE 230, ARDMORE, PA 19003
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

SPECIMEN
NOT NEGOTIABLE

SECRETARY & CHIEF FINANCIAL OFFICER

CHIEF EXECUTIVE OFFICER

*The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:*

| | | |
|---|---|---|
| *TEN COM* | *- as tenants in common* | *UNIF GIFT MIN ACT - ....................Custodian....................* |
| | | *(Cust) (Minor)* |
| *TEN ENT* | *- as tenants by the entireties* | |
| *JT TEN* | *- as joint tenants with right of survivorship and not as tenants in common* | *under Uniform Gifts to Minors Act ...................................................* |
| | | *(State)* |

*Additional abbreviations may also be used though not in the above list.*

*For Value Received,*___________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

______________________________________________________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________ *Shares*

*of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________________________________ *Attorney*

*to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ____________________________

**NOTICE:** THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

**Signature(s) Guaranteed**

**By** ______________________________________________

The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

COLUMBIA PRINTING SERVICES, LLC - www.stockinformation.com